Exhibit 10.38

AMENDMENT NO. 7 TO

RECEIVABLES LOAN AGREEMENT

This AMENDMENT NO. 7 TO RECEIVABLES LOAN AGREEMENT, effective as of April 19, 2017 (this “Amendment”), is executed by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Paying Agent and Securities Intermediary, the financial institutions signatory hereto as Managing Agents, the financial institutions signatory hereto as Committed Lenders and DEUTSCHE BANK SECURITIES, INC., as Administrative Agent.  Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”);

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement, as further described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment.  Effective as of the date hereof (the “Effective Date”), and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, Section 7.01(s)(i) of the Receivables Loan Agreement is hereby amended and restated as follows:

“the Average Delinquency Ratio exceeds, for the Distribution Dates occurring in April 2017, May 2017 and June 2017, 2.00%, and for any other Distribution Date, exceeds 1.75%, or the Average Managed Portfolio Delinquency Ratio exceeds 1.75%; or”

SECTION 2. Conditions Precedent.  This Amendment shall become effective on the Effective Date upon the receipt by the Administrative Agent of counterparts of this Amendment executed by each of the parties hereto.

SECTION 3. Representations, Warranties and Confirmations.  The Borrower hereby represents and warrants that:

3.1It has the power and is duly authorized, including by all limited liability company action on its part, to execute and deliver this Amendment.

3.2This Amendment has been duly and validly executed and delivered by it.

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3.3This Amendment and the Receivables Loan Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

3.4Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

3.5Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.

SECTION 4. Delivery of Executed Amendment.  The Borrower covenants and agrees that it will deliver an executed copy of this Amendment to the Servicer, the Paying Agent, the Backup Servicer and the Custodian promptly following the effectiveness hereof.

SECTION 5. Entire Agreement.  The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 6. Effectiveness of Amendment.  Except as expressly amended by the terms of this Amendment, all terms and conditions of the Receivables Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Receivables Loan Agreement or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Receivables Loan Agreement, except as expressly modified hereby.  Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to “this Agreement” or “this Receivables Loan Agreement” or words of like import shall mean and be references to the Receivables Loan Agreement as amended hereby, and each reference in any other Facility Document to the Receivables Loan Agreement or to any terms defined in the Receivables Loan Agreement which are modified hereby shall mean and be references to the Receivables Loan Agreement or to such terms as modified hereby.

SECTION 7. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Binding Effect.  This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 9. Headings.  The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 10. Novation.  This Amendment does not constitute a novation or termination of the Receivables Loan Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

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SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Fees, Costs and Expenses.  The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.

Signature Pages Follow

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACAIONS TRUST I LLC

HILTON GRAND VACAIONS TRUST I LLC
as Borrower,

By:	/s/ Lisa Levert
Name:	Lisa Levert
Title:	VP

Signature Page to Amendment No. 7 to Receivables Loan Agreement

DEUTSCHE BANK SECURITIES, INC.,
as Administrative Agent,

By:	/s/ Rob Sannicandro
Name:	Rob Sannicandro
Title:	Director

By:	/s/ Maureen Farley
Name:	Maureen Farley
Title:	Vice president

DEUTSCHE BANK SECURITIES, INC.,
as Administrative Agent,

By:	/s/ Rob Sannicandro
Name:	Rob Sannicandro
Title:	Director

By:	/s/ Maureen Farley
Name:	Maureen Farley
Title:	Vice president

Signature Page to Amendment No. 7 to Receivables Loan Agreement

BANK OF AMERICA, N.A.,
as a Committed Lender and a Managing Agent

By:	/s/ Adarsh Dhand
Name:	Adarsh Dhand
Title:	Vice President

Signature Page to Amendment No. 7 to Receivables Loan Agreement

BARCLAYS BANK PLC,
as Committed Lender and a Managing Agent

By:	/s/ Chin-Yong Choc
Name:	Chin-Yong Choc
Title:	Director

SHEFFIELD RECEIVABLES COMPANY LLC,
as Conduit Lender

By:	Barclays Bank PLC,
as attorney-in-fact

By:	/s/ Chin-Yong Choc
Name:	Chin-Yong Choc
Title:	Director

Signature Page to Amendment No. 7 to Receivables Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Committed Lender and a Managing Agent

By:	/s/ Russell L. Bonder
Name:	Russell L. Bonder
Title:	Lender Finance S

Signature Page to Amendment No. 7 to Receivables Loan Agreement

SUNTRUSTBANK,
as a Committed Lender and a Managing Agent

By:	/s/ David Hufnagel
Name:	David Hufnagel
Title:	Vice President

Signature Page to Amendment No. 7 to Receivables Loan Agreement